Dreyfus
      Insured Municipal
      Bond Fund, Inc.

      SEMIANNUAL REPORT October 31, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus Insured Municipal
                                                                 Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the six-month period from May 1, 2002 through October 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

As a falling stock market dominated the financial headlines during the reporting period, municipal bonds generally produced relatively attractive returns. Prices of high-quality, tax-exempt bonds rallied as investors revised their expectations of the direction and timing of future interest-rate changes. On the other hand, economic uncertainty, instability in the Middle East and new disclosures of corporate scandals generally hurt lower-rated securities.

Will municipal bonds continue to provide higher returns than stocks? While no one can know for sure, history suggests that investing only in fixed-income securities probably won' t provide the long-term returns most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002




DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Insured Municipal Bond Fund, Inc. perform relative to its benchmark?

     For the six-month period ended October 31, 2002, the fund achieved a total return of 4.05% .(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 4.73% for the same period.(2) Additionally, the fund is reported in the Lipper Insured Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 4.43%.(3)

     We attribute the fund' s positive overall performance to a favorable market environment, characterized by low interest rates, few inflationary pressures and robust investor demand. However, the fund's total return slightly lagged that of its benchmark and Lipper category average, primarily because we adopted a defensive investment posture early in the reporting period as the economic environment became increasingly uncertain.

What is the fund's investment approach?

     The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuing this objective, we employ two primary strategies. First, we evaluate interest-rate trends and supply-and-demand factors in the bond market. Based on that assessment, we select the individual tax-exempt bonds that we believe can potentially provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the underlying creditworthiness of its issuer, and any provisions for early redemption.

Second, we actively manage the fund's duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's duration to make cash available for the purchase of potentially higher-
                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's duration to maintain current yields for as long as practical.

What other factors influenced the fund's performance?

Signs of economic recovery began to appear in early 2002, and the U.S. economy gained some momentum just before the reporting period began. The Federal Reserve Board (the "Fed") responded by curtailing the aggressive interest-rate reduction campaign that had driven short-term interest rates to their lowest level in 40 years, shifting from an accommodative bias to a neutral one. However, the recovery proved to be more sluggish than most investors expected. Economic growth was held back by anemic corporate spending, a declining stock market and the effects of the accounting-related scandals involving some major U.S. corporations.

Although  many  investors  had  expected  the  Fed  to  begin raising short-term interest rates soon after the economic rebound began, the recovery' s unexpectedly lackluster pace caused the Fed to leave interest rates unchanged throughout the reporting period. However, just after the end of the reporting period the Fed did reduce short-term interest rates another 0.50 percentage points.

Because of these shifting interest-rate expectations, municipal bond prices began the reporting period at relatively attractive price levels. During the summer of 2002, when investors' expectations of eventual interest-rate hikes were pushed back substantially, municipal bond prices rallied. Although the market became more volatile in September and October, the increasing likelihood that the Fed would further reduce short-term interest rates generally supported municipal bond prices. In addition, municipal bond prices rose in response to robust investor demand, as investors continued to flock toward highly rated, fixed-income investments in a "flight to quality" from a declining stock market


We  continued  to  manage  the  fund  conservatively,  adopting a more defensive investment posture in the generally uncertain market environment. More specifically, we reduced the fund's average duration -- a measure of sensitivity to changing interest rates -- early in the reporting period in an effort to control potential volatility. Unfortunately, this may have prevented the fund from participating fully in subsequent market rallies. However, we extended the fund' s average duration later in the reporting period, which helped the fund's relative performance as compared to its Lipper category average.

What is the fund's current strategy?

We have continued to maintain a relatively defensive investment posture, emphasizing insured bonds in the 20- to 30-year maturity range.(4) We have also recently begun to reduce the fund's average duration by increasing its cash position, a strategy designed to manage potential volatility and keep resources available for new investment opportunities as they arise. In our view, these are prudent strategies given that most states and municipalities continue to be affected by the weak U.S. economy, which we expect to lead to higher issuance volumes. When more bonds compete for investors' interest, the risk of price
erosion    increases.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. HOWEVER, THE BONDS IN THE INDEX GENERALLY ARE NOT INSURED. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

(4) PORTFOLIO INSURANCE EXTENDS TO THE REPAYMENT OF PRINCIPAL AND PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2002 (Unaudited)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.7%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.7%

Auburn University General Fee Revenue
   5.75%, 6/1/2017 (Insured; MBIA)                                                            1,000,000                1,110,320

ALASKA--3.1%

Alaska International Airports System, Revenue

   5.75%, 10/1/2020 (Insured; AMBAC)                                                          4,500,000                4,921,290

DELAWARE--3.5%

Delaware Economic Development Authority, Water Revenue

   (United Water Delaware Inc. Project)
   6.20%, 6/1/2025 (Insured; AMBAC)                                                           5,000,000                5,479,150

DISTRICT OF COLUMBIA--1.8%

District of Columbia, Revenue
  (Gonzaga College High School Issue):

      5.50%, 7/1/2017 (Insured; FSA)                                                          1,205,000                1,299,978

      5.125%, 7/1/2022 (Insured; FSA)                                                         1,565,000                1,574,734

FLORIDA--5.2%

Escambia County Health Facilities Authority,
  Health Facilitity Revenue

   (Florida Health Care Facility Loan)
   5.95%, 7/1/2020 (Insured; AMBAC)                                                           4,300,000                4,898,087

Florida Housing Finance Agency, SFMR
   6.65%, 7/1/2026 (Insured; MBIA)                                                              515,000                  534,570

Tampa Bay Water, Utility System Improvement Revenue

   5.25%, 10/1/2019 (Insured; FGIC)                                                           2,575,000                2,720,307

GEORGIA--3.8%

Cobb-Marietta Coliseum and Exhibit Hall Authority, Revenue

   5.625%, 10/1/2026 (Insured; MBIA)                                                          5,400,000                6,000,642

IDAHO--1.4%

Boise State University, Revenue
   5.375%, 4/1/2022 (Insured; FGIC)                                                           2,000,000                2,100,920

ILLINOIS--7.3%

Metropolitan Pier and Exposition Authority,
  Dedicated State Tax Revenue

    (McCormick Place Expansion Project):

         6.50%, 6/15/2027 (Insured; FGIC)
            (Prerefunded 6/15/2003)                                                           6,260,000  (a)           6,573,563

         6.50%, 6/15/2027 (Insured; FGIC)                                                       115,000                  120,138

Regional Transportation Authority

   5.75%, 7/1/2015 (Insured; MBIA)                                                            4,120,000                4,757,488


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIANA--2.3%

Indiana Educational Facilities Authority,
  Educational Facilities Revenue

   (Butler University Project)
   5.50%, 2/1/2026 (Insured; MBIA)                                                            3,500,000                3,646,860

MASSACHUSETTS--1.7%

Massachusetts Education Loan Authority,
  Education Loan Revenue:

      7.60%, 1/1/2003 (Insured; MBIA)                                                           265,000                  267,001

      7.65%, 1/1/2004 (Insured; MBIA)                                                           305,000                  307,172

Massachusetts Housing Finance Agency,
   Housing Revenue (Rental-Mortgage)

   6.50%, 7/1/2025 (Insured; AMBAC)                                                           1,000,000                1,043,730

Massachusetts Port Authority,
   Special Facilities Revenue (US Air Project)

   5.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000  (b)           1,060,900

MICHIGAN--1.0%

Michigan Housing Development Authority,
  LOR (Greenwood Villa Project)

   6.50%, 9/15/2007 (Insured; FSA)                                                            1,500,000                1,552,230

MISSOURI--1.7%

The City of Saint Louis, Airport Revenue
  (Airport Development Program)

   5.625%, 7/1/2019 (Insured; MBIA)                                                           2,500,000                2,710,100

MONTANA--1.5%

Forsyth, PCR (Puget Sound Power and Light Co.)

   7.25%, 8/1/2021 (Insured; AMBAC)                                                           2,250,000                2,281,522

NEW JERSEY--8.2%

New Jersey Economic Development Authority, PCR

   (Public Service Electric and Gas Co.)
   6.40%, 5/1/2032 (Insured; MBIA)                                                            7,600,000                7,948,688

New Jersey Health Care Facilities Financing Authority,

  Revenue (Jersey Shore Medical Center):

      6.25%, 7/1/2021 (Insured; AMBAC)                                                           70,000                   75,780

      6.25%, 7/1/2021 (Insured; AMBAC)
         (Prerefunded 7/1/2004)                                                                  30,000  (a)              32,787

New Jersey Housing and Mortgage Finance Agency,
   Revenue Home Buyer
   6.20%, 10/1/2025 (Insured; MBIA)                                                           1,920,000                1,981,709

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation Trust Fund Authority
  (Transportation Systems)

   6%, 12/15/2015 (Insured; MBIA)                                                             2,500,000                2,894,425

NEW YORK--6.3%

Metropolitan Transportation Authority,
  State Service Contract

   5.50%, 1/1/2020 (Insured; MBIA)                                                            2,000,000                2,160,940

Municipal Securities Trust Certificates
   (Metropolitan Transportation Authority)

   8.899%, 11/15/2019 (Insured; AMBAC)                                                        2,500,000  (c)           2,940,250

New York State Medical Care Facilities Finance Agency,
   Revenue (Long-Term Healthcare)
   6.50%, 11/1/2015 (Insured; FSA)                                                            4,655,000                4,769,420

NORTH DAKOTA--2.3%

Mercer County, PCR (Montana-Dakota Utilities Co. Project)

   6.65%, 6/1/2022 (Insured; FGIC)                                                            3,500,000                3,586,625

OHIO--1.4%

Ohio Turnpike Commission, Turnpike Revenue
   5.50%, 2/15/2017 (Insured; FGIC)                                                           1,995,000                2,249,602

RHODE ISLAND--2.9%

Rhode Island Housing and Mortgage Finance Corp., SFMR

   9.30%, 7/1/2004 (Insured; FGIC)                                                               10,000                   10,050

Rhode Island Port Authority and Economic
   Development Corp., Airport Revenue
   6.625%, 7/1/2024 (Insured; FSA)                                                            4,250,000                4,582,945

SOUTH CAROLINA--1.1%

University of South Carolina, Athletic Facilities Revenue

   5.50%, 5/1/2022 (Insured; AMBAC)                                                           1,575,000                1,667,563

TENNESSEE--3.1%

Clarksville, Water, Sewer and Gas Revenue
   5.25%, 2/1/2017 (Insured; FSA)                                                             1,830,000                2,008,535

Putnam County 5.25%, 4/1/2020 (Insured; FGIC)                                                 2,645,000                2,860,964

TEXAS--7.5%

Board of Regents of Texas Tech University System,
  Revenue Financing System

   5.50%, 8/15/2018 (Insured; MBIA)                                                           2,550,000                2,758,769


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Brownsville Housing Finance Corp., SFMR

  (Mortgage-Multiple Originators and Services)

   9.625%, 12/1/2011 (Insured; FGIC)                                                            165,000                   165,188

City of San Antonio, Water System Revenue:

   5.50%, 5/15/2019 (Insured; FSA)                                                            1,000,000                1,074,030

   5.50%, 5/15/2020 (Insured; FSA)                                                            2,500,000                2,665,150

Houston Area Water Corp.,
   City of Houston Contract Revenue

   (Northeast Water Purification Plant Project)

   5.25%, 3/1/2023 (Insured; FGIC)                                                            2,470,000                2,533,034

Texas Turnpike Authority
   (Central Texas Turnpike System) Revenue

   5.50%, 8/15/2039 (Insured; AMBAC)                                                          2,500,000                2,619,100

VIRGINIA--8.3%

Chesapeake Bay Bridge and Tunnel Commission,
   District Revenue (General Resolution)
   5.50%, 7/1/2025 (Insured; MBIA)                                                            2,000,000                2,190,520

Upper Occoquan Sewer Authority, Regional Sewer Revenue

   5.15%, 7/1/2020 (Insured; MBIA)                                                            5,210,000                5,576,523

Virginia College Building Authority,
   Educational Facilities Revenue

   (Washington and Lee University)
   5.25%, 1/1/2026 (Insured; MBIA)                                                            5,000,000                5,330,350

WASHINGTON--14.0%

Energy Northwest, Electric Revenue (Project Number 1)                                         5,000,000                5,541,050

  5.75%, 7/1/2017 (Insured; MBIA)

King County, Sewer Revenue
   6.125%, 1/1/2033 (Insured; MBIA)                                                           5,000,000                5,443,850

Washington, MFMR:

   (Gilman Meadows Project)
      7.40% 1/1/2030 (Insured; FSA)                                                           3,000,000                3,170,880

   (Mallard Cove Project 1)
      7.40%, 1/1/2030 (Insured; FSA)                                                            785,000                  829,714

   (Mallard Cove Project 2)
      7.40%, 1/1/2030 (Insured; FSA)                                                          2,685,000                2,837,938

Yakima-Tieton Irrigation District, Revenue
   6.20%, 6/1/2019 (Insured; FSA)                                                             4,000,000                4,168,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--4.6%

West Virginia:

   6.50%, 11/1/2026 (Insured; FGIC)                                                           2,600,000                3,045,744

   Zero Coupon, 11/1/2026 (Insured; FGIC)                                                     5,450,000                1,488,995

West Virginia Building Commission,
   LR (West Virginia Regional Jail)

   5.375%, 7/1/2021 (Insured; AMBAC)                                                          2,505,000                2,711,813
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $141,693,031)                                                             94.7%              148,882,193

CASH AND RECEIVABLES (NET)                                                                         5.3%                8,264,662

NET ASSETS                                                                                       100.0%              157,146,855




Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

LOR                 Limited Obligation Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFMR                Multi-Family Mortgage Revenue

PCR                 Pollution Control Revenue

SFMR                Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                            Value(%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                             100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITY IN DEFAULT.

(C)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(D)  AT OCTOBER 31, 2002, 39.6% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           141,693,031   148,882,193

Cash                                                                  5,579,938

Interest receivable                                                   2,832,405

Prepaid expenses                                                         11,230

                                                                    157,305,766
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           104,811

Payable for shares of Common Stock redeemed                              22,440

Accrued expenses                                                         31,660

                                                                        158,911
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,146,855
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     149,100,926

Accumulated undistributed investment income--net                        122,308

Accumulated net realized gain (loss) on investments                     734,459

Accumulated net unrealized appreciation
  (depreciation) on investments                                       7,189,162
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      157,146,855
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)       8,651,375

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   18.16

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended October 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,119,417

EXPENSES:

Management fee--Note 3(a)                                              472,172

Service plan fees and prospectus--Note 3(b)                            158,511

Shareholder servicing costs--Note 3(b)                                  40,172

Professional fees                                                       20,640

Directors' fees and expenses--Note 3(c)                                 13,927

Registration fees                                                       12,359

Custodian fees                                                          11,079

Shareholders' reports                                                    8,074

Loan commitment fees--Note 2                                               907

Miscellaneous                                                            5,681

TOTAL EXPENSES                                                         743,522

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (73,705)

NET EXPENSES                                                           669,817

INVESTMENT INCOME--NET                                               3,449,600
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                460,405

Net unrealized appreciation (depreciation) on investments            2,431,708

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,892,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,341,713

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         October 31, 2002           Year Ended
                                              (Unaudited)       April 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,449,600            6,991,720

Net realized gain (loss) on investments           460,405              805,592

Net unrealized appreciation (depreciation)
   on investments                               2,431,708            1,458,691

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,341,713            9,256,003
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,435,526)          (6,940,489)

Net realized gain on investments                       --            (500,147)

TOTAL DIVIDENDS                               (3,435,526)          (7,440,636)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  21,653,620          13,150,806

Dividends reinvested                            2,402,661           5,179,614

Cost of shares redeemed                      (21,631,188)         (22,662,686)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             2,425,093           (4,332,266)

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,331,280           (2,516,899)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          151,815,575          154,332,474

END OF PERIOD                                157,146,855          151,815,575

Undistributed investment income--net             122,308                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,196,574            731,573

Shares issued for dividends reinvested            132,203            288,046

Shares redeemed                                (1,187,727)        (1,259,375)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     141,050           (239,756)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                          October 31, 2002                                  Year Ended April 30,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2002(a)       2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               17.84         17.64         16.93         18.24          17.88         17.31

Investment Operations:

Investment income--net                                 .40(b)        .81(b)        .86           .86            .84           .85

Net realized and unrealized
   gain (loss) on investments                          .32           .25           .71         (1.32)           .36           .57

Total from Investment Operations                       .72          1.06          1.57          (.46)          1.20          1.42

Distributions:

Dividends from investment
   income--net                                        (.40)         (.80)         (.86)         (.85)          (.84)         (.85)

Dividends from net realized
   gain on investments                                  --          (.06)           --            --             --            --

Total Distributions                                   (.40)         (.86)         (.86)         (.85)          (.84)         (.85)

Net asset value, end of period                       18.16         17.84         17.64         16.93          18.24         17.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.05(c)       6.08          9.45         (2.45)          6.80          8.31
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .85(d)        .85           .85           .85            .85           .85

Ratio of net investment income
   to average net assets                              4.38(d)       4.50          4.91          4.99           4.60          4.76

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .09(d)        .10           .10           .11            .10           .10

Portfolio Turnover Rate                              27.93(c)      58.16          6.97         12.36          32.27         64.38
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     157,147       151,816       154,332       156,432        180,603       186,436

(A)  AS REQUIRED  EFFECTIVE MAY 1, 2001,  THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND  ACCOUNTING  GUIDE FOR  INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY  BASIS.  THE EFFECT OF THIS  CHANGE FOR THE PERIOD  ENDED APRIL 30,
     2002, WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY $.01, DECREASE NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.01 AND
     INCREASE  THE RATIO OF NET  INVESTMENT  INCOME TO AVERAGE  NET ASSETS  FROM
     4.46% TO 4.50%.  PER SHARE DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR  PERIODS
     PRIOR TO MAY 1, 2001,  HAVE NOT BEEN  RESTATED  TO REFLECT  THIS  CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Insured  Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interes income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $3,358 during the period ended October 31, 2002, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2002 was as follows: ordinary income $3,451, tax exempt income $6,940,489 and long-term capital gains $496,696. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility(the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. The Manager had undertaken from May 1, 2002 through October 31, 2002 to reduce the management fee paid by the fund, to the extent that if the fund' s aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .85 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $73,705 the period ended October 31, 2002.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor in respect of payments made to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the fund's shares, servicing shareholder and for advertising and marketing relating to the fund. The Plan provides for payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of fund shares owned by shareholders with whom the Service Agent is the dealer or holder of record. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to
actual    expenses    incurred.

The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the fund' s average daily net assets for any full fiscal year. During the period ended October 31, 2002, the fund was charged $158,511 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2002, the fund was charged $29,720 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person", as defined in the Act, receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of fund's exchange privilege. During the period ended October 31, 2002, redemption fees charged and retained by the fund amounted to $1,378.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2002, amounted to $43,122,791 and $41,762,251, respectively.

At October 31, 2002, accumulated net unrealized appreciation on investments was $7,189,162, consisting of $7,199,983 gross unrealized appreciation and $10,821 gross unrealized depreciation.

At October 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus Insured Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  306SA1002